Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:
                               11
Distribution Date:
                        13-Sep-96
Payment Date:
                        16-Sep-96
Collection Period Beginning:
                        01-Aug-96
Collection Period Ending:
                        31-Aug-96
Note and Certificate Accrual Beginning:
                        15-Aug-96
Note and Certificate Accrual Ending:
                        16-Sep-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                  $566,725,353.73
Beginning Class B Note Security Balance
                  $172,196,000.00
Beginning Certificate Security Balance
                   $30,304,000.00
Beginning Overcollateralization Amount
                   $49,391,014.26
Beginning Class A Adjusted Balance
                  $566,725,353.73
Beginning Class B Adjusted Balance
                  $172,196,000.00
Beginning Certficate  Adjusted Balance
                   $30,304,000.00
Beginning Overcollateralization Amount
                   $49,391,014.26
Ending Class A Note Security Balance
                  $551,819,714.03
Ending Class B Note Security Balance
                  $172,196,000.00
Ending Certificate Security Balance
                   $30,304,000.00
Ending Overcollateralization Amount
                   $49,561,559.34
Ending Class A Adjusted Balance
                  $551,819,714.03
Ending Class B Adjusted Balance
                  $172,196,000.00
Ending Certficate  Adjusted Balance
                   $30,304,000.00
Ending Overcollateralization Amount
                   $49,561,559.34
Class A Note Rate Capped at 13%
                         5.661880%
Class B Note Rate Capped at 15%
                         6.046880%
Certificate Rate Capped at 16%
                         6.451880%
Class A Interest Due
                    $2,852,205.29
Class B Interest Due
                      $925,554.27
Certificate Yield  Due
                      $173,793.57
Class A Interest Paid
                    $2,852,205.29
Class B Interest Paid
                      $925,554.27
Certificate Yield Paid
                      $173,793.57
Class A Unpaid Interest
                            $0.00
Class B Unpaid Interest
                            $0.00
Certificate Unpaid Yield
                            $0.00
Class A Principal Paid
                   $14,905,639.70
Class B Principal Paid
                            $0.00
Certificate Principal Paid
                            $0.00
OC Principal Paid
                            $0.00
Beginning Class A Net Charge-Off
                            $0.00
Beginning Class B Net Charge-Off
                            $0.00
Beginning Certificate Net Charge-Off
                            $0.00
Beginning OC Net Charge-Off
                            $0.00
Reversals Allocated to Class A
                            $0.00
Reversals Allocated to Class B
                            $0.00
Reversals Allocated to Certificates
                            $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                      $170,545.08
 Total Charge-Offs:
                            $0.00
Charge-Offs Allocated to Class A
                            $0.00
Charge-Offs Allocated to Class B
                            $0.00
Charge-Offs Allocated to Certificates
                            $0.00
Charge-Offs Allocated to OC
                            $0.00
Ending Class A Net Charge-Off
                            $0.00
Ending Class B Net Charge-Off
                            $0.00
Ending Certificate Net Charge-Off
                            $0.00
Ending OC Net Charge-Off
                            $0.00
Bond Balance Reconciliation    (should equal $0.00)
                           ($0.00)

Certificate Balance/Participation Invested Amount (Beginning of
Month)                        3.7019%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                  1.003168%
Designated Certificate  - Beginning of Month
                      $304,000.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))           $0.00
Designated Certificate  - End of Month
                      $304,000.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                  $1,743.44

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance        $1,891,014.26
Accelerated Principal Payment (Sec. 3.05 (v))
                      $170,545.08
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv)          $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance           $2,061,559.34

Designated Certificateholder Holdback Amount (Beginning of Month)
                   $47,500,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv) &          $0.00
Designated Certificateholder Holdback Amount (End of Month)
                   $47,500,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))            $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                      $482,618.86